UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K/A
(Amendment No. 1)
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 14, 2015

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
As reported in the Current Report on Form 8-K filed by PBF Logistics LP (the "Partnership") on May 18, 2015 (the "Original Filing"), the Partnership entered into definitive agreements for the acquisition of a products pipeline, truck rack and related facilities located at PBF Energy Inc.'s subsidiary's Delaware City refinery (the "Delaware City Products Pipeline and Truck Rack"), which closed on May 14, 2015. This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing, to provide certain financial statements of the Delaware City Products Pipeline and Truck Rack and to provide certain unaudited pro forma financial information of the Partnership in connection with this acquisition.
The audited combined financial statements of the Delaware City Products Pipeline and Truck Rack as of December 31, 2014 and 2013 and for the years then ended were included as an exhibit in the Current Report on Form 8-K filed on May 4, 2014.
No other modifications to the Original Filing are being made by this amendment.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Unaudited combined financial statements as of March 31, 2015, for the three months ended March 31, 2015 and 2014, together with the related notes to the financial statements, copies of which are filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of the Partnership as of and for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012, copies of which are filed as Exhibit 99.2 hereto.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited combined financial statements of the Delaware City Products Pipeline and Truck Rack as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.
99.2	Unaudited pro forma consolidated financial statements of the Partnership as of and for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
		By:	PBF Logistics GP LLC, its general partner

Date:	July 13, 2015		By:	/s/ Erik Young
Erik Young Senior Vice President, Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited combined financial statements of the Delaware City Products Pipeline and Truck Rack as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.
99.2	Unaudited pro forma consolidated financial statements of the Partnership as of and for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012.